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                                                                   Exhibit 10.20




                                FOUNDRY AGREEMENT



THIS FOUNDRY AGREEMENT (this "Agreement"), dated as of November 1, 1997, (the "Effective Date") is entered into by and among Amkor Technology, Inc. ("ATI") a Delaware corporation with a place of business at 1345 Enterprise Drive, West Chester, Pennsylvania 19380, Amkor Electronics, Inc. a Pennsylvania corporation ("Amkor (Pa.)"), with a place of business at 1345 Enterprise Drive, West Chester, Pennsylvania 19380, C.I.L. Limited (Caymans) ("CIL"), a Cayman Islands corporation with a place of business at CIBC Building, Edward Street, Grand Cayman, Cayman Islands, Anam Industrial Co., Ltd. ("AICL") a Korean corporation with a place of business at 280-8 Sungsu 2-ga, Sungdong-ku, Seoul 133-120, Korea and Anam USA, Inc. ("Anam USA") a Pennsylvania corporation with a place of business at 1345 Enterprise Drive, West Chester, Pennsylvania 19380 (each, a "Party"; together, the "Parties").



                              W I T N E S S E T H:


         WHEREAS, in connection with an initial public offering of the stock of ATI (the "IPO"), Amkor (Pa.) will be merged into ATI;



         WHEREAS, following the IPO, ATI will commence operations including engaging in those operations previously engaged in by Amkor (Pa.);



         WHEREAS, until the occurrence of the IPO, ATI will not assume the responsibilities of Amkor (Pa.) under this Agreement;



         WHEREAS, ATI is, or will become the parent corporation of, among other legal entities, CIL;


         WHEREAS, AICL, a publicly traded Korean company, is engaged in the business, inter alia, of owning and operating a semiconductor foundry in Korea;


         WHEREAS, Amkor (Pa.) and CIL are engaged in the business of providing foundry services to third parties, which foundry services will be performed by AICL;



         WHEREAS, Anam USA is a wholly-owned subsidiary of AICL and is engaged in (a) providing certain services to AICL, Amkor (Pa.) and CIL regarding the obtaining and extending of credit to AICL, Amkor (Pa.) and CIL and (b) acting as a trading company for the purpose of facilitating transactions between Amkor (Pa.) and CIL, on the one hand, and AICL on the other;

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         WHEREAS, the Parties wish to set forth the terms and conditions under which AICL will manufacture semiconductor wafers and otherwise perform foundry services as a subcontractor to Amkor (as defined below) and CIL;


         WHEREAS, the Parties and their predecessor corporations have enjoyed a well-established and synergistic business relationship whereby Amkor and CIL and their respective affiliates have entered in numerous contracts with semiconductor companies to provide semiconductor packaging and testing services and have had some of such services performed by AICL;

         WHEREAS, the Parties wish to establish a long-term arrangement among them to provide Foundry Services (as such term is herein defined) to the semiconductor industry in a manner similar to the manner the Parties operate their packaging services operations;

         WHEREAS, AICL and Amkor wish to coordinate their respective research and development activities; and

         WHEREAS, the Parties believe that such a long-term relationship, under the terms and conditions set forth in this Agreement, is necessary to assure their respective long-term profitability and growth, and is in their respective best interest.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the Parties hereby agree as follows:

                     ARTICLE 1. CONSTRUCTION AND DEFINITIONS

         SECTION 1.1. CONSTRUCTION. (a) All references in this Agreement to "Articles," "Sections" and "Exhibits" refer to the articles, sections and exhibits of this Agreement.

                  (b) The words "hereof," "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any subdivision contained in this Agreement.

                  (c) The words "include" and "including" when used herein are not exclusive and mean "include, without limitation" and "including, without limitation," respectively.

         SECTION 1.2.  DEFINITIONS.  As used herein:

                  (a) "Affiliate" of a Party means an entity that is controlled by such Party or by an entity controlling such Party. For the purposes of the foregoing, "control" means ownership, directly or indirectly, of at least 50% of the voting stock of the controlled entity.


                  (b) "Amkor" means, prior to the IPO, Amkor (Pa.), and following the IPO, ATI.




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                  (c) "Bankruptcy Event" means any of the following events or circumstances with respect to a Party, such Party: (i) ceases conducting its business in the normal course; (ii) becomes insolvent or becomes unable to meet its obligations as they become due; (iii) makes a general assignment for the benefit of its creditors; (iv) petitions, applies for, or suffers or permits with or without its consent the appointment of a custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets; or (v) avails itself or becomes subject to any proceeding under the U.S. Bankruptcy Code or any similar state, federal or foreign, including Korean, statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolution or liquidation, which proceeding is not dismissed within sixty (60) days of commencement thereof.

                  (d) "Change of Control" means, with respect to a Party: (A) the direct or indirect acquisition of either (i) the majority of the voting stock of such Party or (ii) all or substantially all of the assets of such Party, by another entity in a single transaction or series of related transactions; or (B) the merger of such Party with, or into, another entity. The reincorporation of a Party shall not be considered a Change of Control.

                  (e) "Confidential Information" means any information: (i) disclosed by one Party (the "Disclosing Party") to the other Party (the "Receiving Party"), which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary", or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and such identification is reduced to writing and delivered to the Receiving Party within thirty (30) days of such disclosure; or
(ii) which is otherwise deemed to be confidential by the terms of this Agreement.

                  (f) "Customer" means a third party with whom Amkor, CIL and/or AICL, as the case may be, enters into a contractual arrangement to provide Foundry Services.

                  (g) "Customer Contract" means a contract (including a binding purchase order) between Amkor or CIL, as the case may be, and a Customer to provide Foundry Services to such Customer. Customer Contracts may include AICL as a party.

                  (h) "Customer Payment" is the net amount payable by a Customer to Amkor or CIL, as the case may be, for all services and deliverables under the relevant Foundry Contract with respect to services performed, and wafers produced, by AICL.

                  (i) "EDE System" means the electronic data exchange and communications ("EDE") system to be established among the Parties and certain Customers.

                  (j) "Foundry" means the semiconductor wafer foundry owned and operated by AICL in Buchon, Korea and such other foundries as shall be owned and operated by AICL during the Term.

                  (k) "Foundry Management System" means the computerized Foundry operation and planning, management accounting, and accounting system, including the EDE System, established by


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the Parties for the purposes of planning, managing and coordinating among them the provision of Foundry Services and the operation the Foundry.


                   [*]

                  (n) "Foundry Services" means the manufacturing and testing of Products, including semiconductor wafers and die, and related services provided to a Customer.

                  (o) "Indemnified Party" means a Party hereunder that receives an indemnity from an Indemnifying Party hereunder in accordance with Article 13.

                  (p) "Indemnifying Party" means a Party hereunder providing an indemnity to any other Party hereunder in accordance with Article 13.

                  (q) "Intellectual Property Rights" means all rights in, to, or arising out of: (i) any U.S., international or foreign patent or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (iii) copyrights, copyright registrations, mask works, mask work registrations, and applications therefor in the U.S. or any foreign country, and all other rights corresponding thereto throughout the world; and (iv) any other proprietary rights in or to Technology anywhere in the world.

                  (r) "Products" means semiconductor wafers, die, and other materials or deliverables manufactured by AICL for Customers in accordance with this Agreement.

                  (s) "Technology" means all technology, however embodied, including all know-how, show-how, techniques, processes, specifications, recipes, mask works, design rules, trade secrets, inventions (whether or not patented or patentable), algorithms, routines, software, net lists, files, databases, works of authorship, devices and hardware.

                  (t) "Term" means the term of this Agreement defined in Section 15.1.


                         ARTICLE 2. MARKETING AND SALES


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         SECTION 2.1. EXCLUSIVITY. AICL shall not provide Foundry Services directly to any Customer. Amkor and CIL shall together have the exclusive right, in all countries, to enter into contracts with Customers to provide AICL's Foundry Services to such Customers.

         SECTION 2.2. AMKOR AND CIL TERRITORIAL DIVISION. Amkor may provide Foundry Services only to Customers that principally are located in the United States. CIL may provide Foundry Services and Packaging Services to Customers that principally are located outside of the United States.

         SECTION 2.3. CUSTOMER CONTRACTS. (a) Amkor and CIL, either directly or thorough their respective Affiliates, shall enter into Customer Contracts, if any, in a form generally approved by AICL.

                  (b) Amkor and CIL shall use commercially reasonable efforts to enter into Customer Contracts to the extent consistent with the respective interests of the Parties and their obligations set forth in this Agreement.

                  (c) AICL shall perform the Foundry Services required under each Customer Contract on the terms and conditions set forth in this Agreement and such other terms and conditions as the Parties may deem necessary with respect to such Customer Contract. AICL shall perform all such Foundry Services in a manner that satisfies Amkor's and CIL's respective obligations pursuant to such Customer Contracts.

                  (d) AICL shall act as an independent subcontractor to perform Foundry Services for Amkor or CIL, as the case may be.

                  (e) Neither Amkor nor CIL shall have any authority to bind AICL to any contract with a Customer.

                  (f) Upon execution of each Customer Contract, Amkor and CIL shall provide to AICL a copy of such Customer Contract.



                   [*]



                    ARTICLE 3. OPERATION OF FOUNDRY BUSINESS

         SECTION 3.1. AICL'S GENERAL RESPONSIBILITIES WITH RESPECT TO FOUNDRY SERVICES. AICL shall:


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                  (a) participate with Amkor and CIL in compiling an annual
operational plan based on annual demand as forecasted by Amkor and CIL in accordance with a worldwide management accounting basis to be prescribed by Amkor;

                  (b) obtain, install and qualify required Foundry capacity commensurate with demand as forecasted in the operational plan or such other level of capacity as is mutually agreed among Amkor, CIL and AICL;

                  (c) purchase Customer tooling for wafer fabrication and wafer testing, including photolithography masks and test fixtures;

                  (d) maintain a coordinated electronic tracking system able to identify the status of Customer Products (including masks, tooling, wafers and die and other materials) at any time; and

         SECTION 3.2. AMKOR'S AND CIL'S GENERAL OBLIGATIONS. Amkor and CIL shall use commercially reasonable efforts to:

                  (a) actively and diligently market Foundry Services to potential and existing Customers;

                  (b) provide Customer Forecasts (as defined below) to permit AICL to efficiently plan its capacity requirements; and

                  (c) where required by a Customer Contract, cooperate with AICL to arrange for the supply to AICL of all photolithography masks and related materials to be used in the wafer fabrication process.

                           ARTICLE 4. FOUNDRY PRICING

        SECTION 4.1. FOUNDRY FEE. Amkor or CIL, as the case may be, shall pay to Anam USA the Foundry Fee for Foundry Services performed by AICL in satisfaction of Amkor's and CIL's Customer Contract obligations. Such Foundry Fee shall be payable only to the extent that the Foundry Services provided by AICL conform to the acceptance criteria specified in the relevant Customer Contract and otherwise satisfy Amkor's and CIL's respective obligations under the relevant Customer Contract. Anam USA shall pay AICL such fees and costs for Foundry Services provided by AICL hereunder as AICL and Anam USA shall determine and neither Amkor or CIL shall have any obligation hereunder to make payments to AICL for Foundry Services provided by AICL hereunder.

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                 [*]



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                   [*]


                   ARTICLE 5. FORECASTS AND ORDER COORDINATION

         SECTION 5.1. FOUNDRY MANAGEMENT SYSTEMS. (a) Amkor, CIL and AICL shall cooperate to acquire, install and operate a computerized Foundry Management System which, among other things, will facilitate:

                  (i) EDE (as set forth below) between the Parties and Customers;

                  (ii)     Customer order processing;

                  (iii)    Supply chain optimization and decision support;

                  (iv)     Foundry capacity forecasting;

                  (v)      Foundry utilization monitoring and optimization; and

                  (vi)     Management accounting.

                  (b) Amkor shall be responsible for engaging third-party consultants for the purpose of installing the Foundry Management System.

                  (c) Amkor shall be responsible for acquiring a license from i2 Technologies (or other vendor) and such other software vendors as may be chosen by Amkor for software that will perform the features of the Foundry Management System and such other functions as the Parties may deem desirable.


                   [*]



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                   [*]

                  (e) No Party may implement any change or upgrade to the Foundry Management System that potentially could have a material detrimental impact on any other Party or its business without the consent of each such Party.

         SECTION 5.2. ELECTRONIC DATA EXCHANGE. (a) For purposes of satisfying Customer requirements and optimizing the flow of business communications among Amkor, CIL, AICL and Customers, Amkor and AICL shall establish, as part of the Foundry Management System or otherwise, an EDE System.

                  (b) Such EDE System shall include an electronic mail system, a communications network, a data exchange network, and electronic document interchange systems.

                  (c) AICL shall provide to Amkor and CIL, through such EDE System or otherwise, the manufacturing information and reports needed to enable Amkor and CIL to satisfy their respective obligations pursuant to their respective Customer Contracts on a timely basis and to plan their respective business operations.

                  (d) Without limiting the foregoing, AICL shall provide Amkor and CIL the following information on a regular basis and also on an as requested basis:

                  (i) inventory levels including wafers and/or die and work-in-process and rejects;

                  (ii)     production schedule status and shipment dates;

                  (iii)    engineering and quality data for yield loss analysis;

                  (iv)     Foundry loading levels; and

                  (v)      cycle time data.

         SECTION 5.3. CUSTOMER FORECASTS. Amkor and CIL shall use commercially reasonable efforts to obtain each month from each of their respective Customers a six (6)-month rolling forecast of such Customer's requirements, by work week, for Foundry Services ("Customer Forecasts"). Amkor and CIL shall provide such Customer Forecasts to AICL. AICL shall use such Customer Forecasts only as a guide to anticipated requirements, and such forecasts shall not constitute a commitment by either (i) AICL to Amkor or CIL or (ii) by Amkor or CIL to AICL.

         SECTION 5.4. ORDER COORDINATION. Prior to entering into a Customer Contract, or otherwise agreeing to provide Foundry Services, Amkor and CIL shall consult with AICL for the purposes of




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determining, or shall otherwise determine, that AICL has the Foundry capacity to provide such Foundry Services. In furtherance of the foregoing:

                           (i) upon Amkor's or CIL's request, AICL shall provide a response, in writing or through the EDE System to be developed hereunder, as to whether, and in what time-frame, AICL can provide the specified Foundry Services;

                           (ii) upon receipt of written wafer start releases from Amkor or CIL, AICL shall provide accurate delivery dates for completed associated wafers and/or die; and

                           (iii) AICL shall schedule wafer starts to conform to the cycle time requirements of the Customers.

         SECTION 5.5. ALLOCATION. At all times when the demand of all Customers exceeds AICL's available Foundry capacity, subject to any preexisting agreements of AICL, Amkor or CIL with third parties, Amkor and CIL, at their sole discretion, shall have the right to allocate AICL's Foundry capacity among their Customers.


         SECTION 5.6. TI AGREEMENT. (a) Amkor and AICL acknowledge that: (i) AICL entered into a certain Technical Assistance Agreement with TI, dated as of January 28, 1997 (the "TAA"), pursuant to which, inter alia, TI agreed to purchase from AICL, and AICL agreed to sell to TI, semiconductor wafers; (ii) TI subsequently agreed with AICL, by an amendment to the TAA dated September 29, 1997 (the "Amendment"), that certain transactions respecting the purchase and sale of wafers contemplated by the TAA could be conducted between TI and Amkor directly; [*]


         SECTION 5.7. HANDLING OF CUSTOMER MATERIALS. Unless a particular Customer Contract provides otherwise, to the extent, if at all, that the relevant Customer provides any masks, tapes, wafers, tooling or other materials directly or through Amkor or CIL to AICL, such materials shall remain the property of the Customer. AICL shall be responsible for secured storage handling and accounting for such Customer materials in accordance with the terms of the relevant Customer Contract. AICL shall keep confidential all Customer materials to the extent set forth in the relevant Customer Contract or otherwise agreed between the Customer and Amkor or CIL, as the case may be.





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                      ARTICLE 6. SHIPMENTS, PAYMENTS , ETC.

         SECTION 6.1. CUSTOMER SHIPMENTS. (a) Amkor and CIL shall be responsible for ensuring the delivery to Customers of wafers and other products manufactured by AICL; provided, however, that AICL shall assume such obligation upon Amkor's and CIL's request.

         (b) AICL shall ship all such products in secure containers with labels identifying, as required, any Customer-specific product numbering or lot number. Each shipment shall also contain the agreed-upon processing documentation such as commercial invoices or bills of lading.

         SECTION 6.2. STORAGE. AICL shall be responsible for the safe storage and handling of Customer products in AICL's possession. The liability of AICL with regard to any damage to or loss of such Products shall be determined in accordance with the applicable Customer Contract, and, in accordance with
Section 13.3, AICL shall indemnify Amkor and CIL to the extent of their liability under such Customer Contract.

                            ARTICLE 7. RECORDS, ETC.

         SECTION 7.1. RECORDS. (a) Each Party shall timely create and keep complete and accurate books and records ("Records") regarding its operations hereunder, including any records or materials that relate to or form the basis for any payment or other obligation of such Party to any other Party hereunder.

                  (b) Each Party shall maintain its Records for at least three
(3) years from the date such records were created.

                  (c) Each Party shall make available, at no cost, to each other Party and its authorized representatives (the "Requesting Party"), copies of, or access to, such Records as may be relevant under this Agreement to the Requesting Party and as the Requesting Party may reasonably request.

         SECTION 7.2. ACCESS. (a) Amkor, CIL and AICL shall each allow free access to its respective premises by employees of any of them.

                  (b) Without limiting the foregoing, AICL shall make available office space and resources, including access to its Foundry Management System, to Amkor and CIL employees for the purpose of coordinating the operations of the Parties hereunder.

                  (c) Each Party shall be responsible for the conduct of its employees while they are on the premises of another Party and, during such time, such employees shall abide by all rules and regulations of the Party on whose premises they are.


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         SECTION 7.3. AUDIT. (a) Each Party (the "Audited Party") shall, during the Term and for three (3) years thereafter, at its sole cost and expense (except as provided below), provide reasonable assistance to any other Party (the "Auditing Party"), including providing access to the Audited Party's facilities and Records, to enable the Auditing Party and third-party auditors and examiners selected by the Auditing Party to conduct audits and examinations of the Records and operations of the Audited Party relating to this Agreement.

         (b) An Auditing Party shall provide the Audited Party with at least ten
(10) business days' notice prior to conducting any audit hereunder. Each such audit shall be conducted at reasonable hours and in a manner that does not materially interfere with the Audited Party's operations. Each Party may audit each other Party as described herein not more than two (2) times each calendar year, unless otherwise required by law or regulation.


                       ARTICLE 8. CONFIDENTIAL INFORMATION

         SECTION 8.1. CONFIDENTIAL INFORMATION EXCLUSIONS. Notwithstanding the provisions of Section 1.2(d), Confidential Information shall exclude information that the Receiving Party can demonstrate: (i) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (ii) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it;
(iii) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (iv) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

         SECTION 8.2. COMPELLED DISCLOSURE. In the event that a Receiving Party discloses Confidential Information of a Disclosing Party pursuant to the order or requirement of a court, administrative agency, or other governmental body; such Receiving Party shall provide prompt notice thereof to such Disclosing Party and shall use its best efforts to obtain a protective order or otherwise prevent public disclosure of such information.

         SECTION 8.3. CONFIDENTIALITY OBLIGATION. The Receiving Party shall treat as confidential all of the Disclosing Party's Confidential Information and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of the Disclosing Party's Confidential Information. To the extent consistent with the foregoing, a Receiving Party may use any knowledge, confidential information, trade secrets or proprietary information constituting Confidential Information of a Disclosing Party that is retained in


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the memory of such Receiving Party's employees or that constitutes any such employee's general knowledge or skill, even if acquired in connection with this Agreement, for any purpose whatsoever.

         SECTION 8.4. REMEDIES. Unauthorized use by a Party of another Party's Confidential Information will diminish the value of such information. Therefore, if a Party breaches any of its obligations with respect to confidentiality or use of Confidential Information hereunder, the relevant Disclosing Party shall be entitled to seek equitable relief to protect its interest therein, including but not limited to injunctive relief, as well as money damages.

         SECTION 8.5. NO CONFIDENTIAL INFORMATION OF OTHER PARTIES. Each Party represents and warrants that it has not and shall not use in the course of its performance hereunder, and shall not disclose to any other Party, any confidential information of any third party, unless such Party expressly is authorized by such third party to do so.


                     ARTICLE 9. ANAM USA'S RESPONSIBILITIES

         SECTION 9.1. CREDIT FUNCTIONS. Anam USA shall use its best efforts to obtain lines of credit at lowest commercially available rates of interest to permit letters of credit to be opened, with AICL as beneficiary, for payment for AICL's performance of Foundry Services.


            ARTICLE 10. INTELLECTUAL PROPERTY OWNERSHIP AND LICENSES

         SECTION 10.1. INTELLECTUAL PROPERTY OWNERSHIP. (a) Except as set forth herein, this Agreement shall not affect a Party's Intellectual Property Rights existing prior to the Effective Date.

                  (b) Each Party shall own all Intellectual Property Rights in Technology created or invented by such Party's employees, as determined in accordance with principles of United States law.

                  (c) Any Technology created or invented by the employees of more than one Party, and all Intellectual Property Rights therein, will be jointly owned by the Parties that are the employers of such employees, as determined in accordance with principles of United States law. Such joint ownership will be without the duty to account. Such Parties shall cooperate in the enforcement of such jointly-owned Intellectual Property Rights against third-party infringers.

         SECTION 10.2. LICENSES. (a) Amkor and CIL hereby grant to AICL and its Affiliates a non-exclusive, non-sublicensable, perpetual, worldwide, irrevocable license under all Intellectual Property Rights that Amkor or CIL now or during the Term may hold or acquire, and which they are free to license to third parties without payment of any kind, to (i) provide Foundry Services, (ii) manufacture, use, sell and import Products, and (iii) otherwise operate the Foundry and perform AICL's related activities. Amkor and CIL shall disclose promptly to AICL any Technology to which AICL reasonably




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would desire access in connection with the performance of its obligations under this Agreement, the provision of Foundry Services, or the operation of its Foundry business.

                  (b) AICL, on behalf of itself and its Affiliates, hereby grants to Amkor, CIL and their Affiliates a non-exclusive, fully sublicensable, perpetual, worldwide, irrevocable, license under all Intellectual Property Rights that AICL or its Affiliates now or during the Term may hold or acquire, and which they are free to license to third parties without payment of any kind, to (i) provide Foundry Services, (ii) have manufactured, use, sell and import Products, and (iii) otherwise conduct activities related to the Foundry Services. AICL shall disclose promptly to Amkor and CIL any Technology to which Amkor and CIL would reasonably desire access in order to perform their obligations under the Agreement or to otherwise operate their Foundry Service businesses.

         SECTION 10.3. INTELLECTUAL PROPERTY PROTECTION. (a) The Parties shall cooperate to obtain patents, copyright and mask work registrations, and other intellectual property protection with respect to any Technology developed by any of them related to Foundry Services or resulting from any joint development hereunder. In the case of jointly-owned Intellectual Property Rights, the Parties shall equitably allocate the costs of obtaining patent, copyright, mask work and other protection for such Intellectual Property Rights among themselves.

                  (b) Notwithstanding the foregoing, each Party shall have the right to file patent applications or copyright or mask work registrations on any inventions made by, or works authored by, its employees. Any patents or registrations issuing from such applications shall be exclusively owned by the Party that made such application.

         SECTION 10.4. THIRD PARTY LICENSES. In the event that a Party intends to license Technology from a third party, it will endeavor to obtain a license on equal terms for any of the other Parties to the extent that such other Parties would benefit from such a license.

         SECTION 10.5. ENFORCEMENT OF INTELLECTUAL PROPERTY. (a) If a Party becomes aware that a third party is infringing such Party's or any other Party's Intellectual Property Rights, such Party shall promptly notify the relevant other Parties thereof.

                  (b) Where such Intellectual Property Rights are owned by only one Party, such Party shall have the sole right to determine whether or not to bring infringement or unfair competition or related proceedings in connection with any such infringement.

                  (c) If such infringed Intellectual Property Rights are owned by more than one Party, then within thirty (30) days of receipt of such notice or otherwise becoming aware of such infringement, such Parties shall determine which of them, if any, shall bring an infringement or unfair competition or related proceedings in connection with such infringement. In any event, all such Parties shall cooperate in the bringing of such action, and, where required, join such action. Any amount awarded with respect to any such proceeding shall be payable entirely to the Party or Parties bringing such proceeding, unless otherwise agreed by the Parties. Any disputes as to which Party has the right to prosecute such proceeding, or as to allocation of proceeds from such proceeding, shall be settled by arbitration as provided in Article 16.

         SECTION 10.6. USE OF AICL TRADEMARKS. (a) AICL hereby grants to Amkor and CIL (and their respective Affiliates) the right to use AICL's and Anam USA's respective corporate names, trademarks and service marks ("AICL Trademarks") in connection with the promotion of AICL's Foundry Services and otherwise in connection with Amkor's and CIL's Foundry Service operations. Amkor and CIL (and their respective Affiliates) shall observe all instructions and directions provided to them by AICL or Anam USA regarding the use of the AICL Trademarks. Amkor and CIL (and their respective Affiliates) shall not use the AICL Trademarks in a manner that detracts from the goodwill associated with such AICL Trademarks.

         (b) To the extent required by or advisable under Korean law, the Parties will enter into a separate trademark agreement in accordance with the terms set forth in Section 10.6(a) and register such license agreement with the appropriate Korean authorities.


                      ARTICLE 11. RESEARCH AND DEVELOPMENT

         SECTION 11.1. JOINT R&D COMMITTEE. Amkor and AICL shall establish a committee (the "R&D Committee") to coordinate their respective research and development activities and any joint research and development projects. Amkor and AICL shall designate two (2) individuals to serve on a the R&D Committee. Such R&D Committee shall meet from time to time during the Term, as it shall in its discretion determine.

         SECTION 11.2. COORDINATION. (a) Amkor and AICL shall collaborate in, and coordinate, their respective research and development activities, as well as those of their respective Affiliates, so as to foster the development of new and improved technologies related to Foundry Services.

                  (b) Unless otherwise agreed or determined by the R&D Committee, (i) AICL will have primary responsibility for, and will confine its research and development activities to, the development of process technology used in the operation of the Foundry and (ii) Amkor will have primary responsibility for, and will confine its research and development activities to, the specification of required process technology features, the development and creation of design cell libraries, design tools and designs optimized for AICL's foundry processes.

         SECTION 11.3. FUNDING. Unless specifically agreed in writing to the contrary, Amkor and AICL will fund their own (and their respective Affiliates') research and development efforts.

                             ARTICLE 12. WARRANTIES

         SECTION 12.1. GENERAL WARRANTY. Each Party hereby represents and warrants to the other Parties that (i) such Party has the right, power and authority to enter into this Agreement and to fully perform all its obligations hereunder; and (ii) the making of this Agreement does not violate any agreement existing between such Party and any third party.

         SECTION 12.2. AICL FOUNDRY SERVICES WARRANTY. (a) AICL warrants to Amkor and CIL, with respect to Foundry Services, that:

                  (i) the relevant Products will be manufactured by AICL using processes that conform to the processes that have been specified and qualified by the relevant Customer for such Product; and

                  (ii) as delivered by AICL to Amkor and CIL or their respective Customers, the relevant Products shall conform to the specifications (including as to yield and defect levels) set forth in the relevant Customer Contract.

         (b) AICL shall grant to Amkor and CIL, for the benefit of their Customers, such other warranties with respect to Foundry Services and Products as Amkor and CIL provide to their respective Customers in the relevant Customer Contracts, or as may be imposed by law, provided that AICL has received notice of such warranties prior to its manufacture of such Products.

         SECTION 12.3. REMEDIES. In the event of a breach by AICL of the warranties set forth in Section 12.2, AICL shall provide to Amkor or CIL, as the case may be, or on its behalf, to its Customer, the same remedy that Amkor or CIL, as the case may be, is required to provide to such Customer pursuant to the relevant Customer Contract.

         SECTION 12.4. INTELLECTUAL PROPERTY WARRANTY. (a) AICL warrants that
(i) its performance of the Foundry Services and any other services hereunder, and (ii) the Products and any other material or things delivered by it to Amkor and CIL and Customers hereunder, will not infringe or misappropriate any third party's Intellectual Property Rights.

                  (b) Notwithstanding the foregoing, AICL shall have no responsibility for infringement arising from any Foundry Service performed for, or Product delivered to, Amkor or CIL for a Customer to the extent that such infringement arises solely from AICL's compliance with or use of specifications, processes, instructions or materials as provided by such Customer.

                  (c) If any Foundry Services or Products infringe or misappropriate, or in Amkor's or CIL's, as the case may be, reasonable determination is likely to infringe or misappropriate, any third party's Intellectual Property Rights, in addition to the obligations set forth in
Article 13, AICL shall, at Amkor's and CIL's choice and at AICL's sole expense, either (i) obtain from such third party the right to continue to operate the Foundry and provide Foundry Services and Products, or (ii) to the extent permitted, modify the Foundry, Foundry Services and Products to avoid and eliminate such infringement or misappropriation, as the case may be; provided, however, that such Foundry Services and Products shall at all times comply with all relevant specifications.

         SECTION 12.5. DISCLAIMERS. Except as may be agreed to in writing by AICL, Amkor and CIL shall disclaim and limit their warranties and limit their liability to their respective Customers to at least the same extent that AICL limits its warranties and disclaims liability to Amkor and CIL hereunder.

         SECTION 12.6. NO LIENS. AICL represents and warrants that all Products delivered by it to Amkor, CIL or their respective Customers will be free of all third-party liens, security interests and other encumbrances.


                             ARTICLE 13. INDEMNITIES

         SECTION 13.1. AICL INDEMNITY. AICL and Anam USA shall, jointly and severally, indemnify and hold Amkor and CIL and their Affiliates, and each of their respective employees, directors, distributors, agents, customers, licensees, successors and assigns harmless from and against all costs, liabilities, losses, damages, expenses and judgments resulting from or arising out of (i) any breach of any warranty made by AICL hereunder, including pursuant to Article 12, (ii) in connection with any claim, action or proceeding, in a court or otherwise, related to any such breach, (iii) or resulting from AICL's breach of, or failure to perform under, any agreement among AICL, Amkor and any Customer; or (iv) any breach by AICL of any agreement between AICL and TI. AICL and Anam USA shall settle or defend, at their option, all such claims, actions and proceedings at AICL's and Anam USA's sole cost and expense.

         SECTION 13.2. AMKOR INDEMNITY. Amkor and CIL shall, jointly and severally, indemnify and hold AICL and Anam USA and their Affiliates, and each of their respective employees, directors, distributors, agents, customers, licensees, successors and assigns harmless from and against all costs, liabilities, losses, damages, expenses and judgments resulting from or arising out of any breach of (i) any warranty made by Amkor or CIL hereunder, including pursuant to Article 12, or in connection with any claim, action or proceeding, in a court or otherwise, related to any such breach or (ii) any breach of any agreement between Amkor and TI. Amkor and CIL shall settle or defend, at their option, all such claims, actions and proceedings at Amkor's and CIL's sole cost and expense.

         SECTION 13.3. LIMITATION. An Indemnifying Party shall have no obligation with respect to any claim, action or proceeding (a "Claim") pursuant to this Article 13 unless (i) such Indemnifying Party is promptly notified by the Indemnified Party of such Claim, (ii) such Indemnifying Party has sole control of the defense and settlement of such Claim, and (iii) the associated Indemnified Party provides such Indemnifying Party with reasonable assistance, at such Indemnifying Party's expense, in the defense and settlement of such Claim.

         SECTION 13.4. PAYMENTS. In the event that AICL is required to make any indemnity payment to Amkor, CIL or any of their respective Affiliates, such indemnified Party and AICL shall comply with the Korean government regulations necessary to enable AICL to obtain approval to make such payments in United States currency.


                        ARTICLE 14. LIABILITY LIMITATIONS

         SECTION 14.1. EXCLUSION OF DAMAGES. EXCEPT AS PROVIDED IN ARTICLE 13, IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY HEREUNDER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT THE PARTY AGAINST WHOM LIABILITY IS SOUGHT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

         SECTION 14.2. FAILURE OF ESSENTIAL PURPOSE. The limitations specified in this Article shall survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.


                        ARTICLE 15. TERM AND TERMINATION

         SECTION 15.1. TERM. (a) The initial term of this Agreement shall commence on the Effective Date and continue unless terminated in accordance with this Article 15.

                  (b) Any Party may terminate this Agreement for any or no reason with respect to such Party, upon on five (5) years' written notice given to all other Parties at any time after the fifth (5th) anniversary of the Effective Date.

         SECTION 15.2. DEFAULT. If a Party (a "Breaching Party") defaults in the performance of any of its material obligations to another Party or Parties hereunder (the "Non-Breaching Party"), the Breaching Party shall use its best efforts to correct such default within ninety (90) days after written notice thereof from the Non-Breaching Party. If any such default is not corrected within such ninety (90)-day period, then provided that the Non-Breaching Party is not an Affiliate of the Breaching Party, the Non-Breaching Party shall have the right, in addition to any other remedies it may have, to terminate this Agreement by giving written notice to all Parties.

         SECTION 15.3. TERMINATION FOR INSOLVENCY. Any Party may terminate this Agreement upon one hundred eighty (180) days' written notice to the other Parties if a Bankruptcy Event occurs with respect to another Party that is not an Affiliate of the terminating Party.

         SECTION 15.4. EFFECT OF TERMINATION. Upon any expiration or termination of this Agreement (i) AICL shall complete all work in progress with respect to Customer Contracts entered into prior to such termination, (ii) each Party shall satisfy its payment obligations hereunder that arose prior to such termination or incurred in connection with any completion of work in progress, and (iii) each Party shall return all property, including copies of all Confidential Information, to the Party that owns such property.

         SECTION 15.5. SURVIVAL. The following Articles and Sections shall survive any termination or expiration of this Agreement: 1, 7.1, 7.3, 8, 10, 11.1, 11.3, 11.5, 13, 14, 15, 16, 17 and 18.


                             ARTICLE 16. ARBITRATION

         SECTION 16.1. ARBITRATION OF DISPUTES. (a) Any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be settled, at the request of any Party, by arbitration conducted in Santa Clara County, California, USA or such other location upon which the Parties may mutually agree, before and in accordance with the then-existing Rules of Commercial Arbitration of the American Arbitration Association ("AAA"), and judgment upon any award rendered by the arbitrator may be entered by any State or Federal court having jurisdiction thereof.

                  (b) The Parties hereby consent to the jurisdiction of an arbitration panel and of the courts located in, and venue in, Santa Clara County, California, USA, with respect to any dispute arising under this Agreement.

                  (c) Any controversy concerning whether a dispute is an arbitrable dispute hereunder shall be determined by the one or more arbitrators selected in accordance with Section 16.3.

                  (d) The Parties intend that this agreement to arbitrate be valid, specifically enforceable and irrevocable.

         SECTION 16.2. INITIATION OF ARBITRATION. A Party may initiate arbitration hereunder by filing a written demand for arbitration with each other Party to the dispute in accordance with Section 17.11 and with the AAA. Arbitration hereunder shall be conducted on a timely, expedited basis.

         SECTION 16.3. SELECTION OF ARBITRATOR. Any arbitration shall be held before a single arbitrator, who shall be selected in accordance with the procedures of the AAA, and shall be a member of the Large Complex Case Panel with significant intellectual property (patent and copyright) law and semiconductor manufacturing experience. If the Parties are unable to agree on single arbitrator, then each of AICL and Amkor shall select an arbitrator and such arbitrators shall select a third arbitrator. Such arbitration shall then be held before such three arbitrators.

         SECTION 16.4. AWARDS. The arbitrator(s) may, in its discretion, award to the prevailing Party in any arbitration proceeding commenced hereunder, and the court shall include in its judgment for the prevailing Party in any claim arising hereunder, the prevailing Party's costs and expenses (including expert witness expenses and reasonable attorneys' fees) of investigating, preparing and presenting such arbitration claim or cause of action.


                            ARTICLE 17. MISCELLANEOUS

         SECTION 17.1. INDEPENDENT CONTRACTORS. The Parties hereto are independent contractors. Nothing contained herein or done pursuant to this Agreement shall constitute any Party the agent of any other Party for any purpose or in any sense whatsoever, or constitute the Parties as partners or joint venturers.

         SECTION 17.2. BANKRUPTCY. (a) All rights and licenses with respect to Intellectual Property Rights licensed to a Party pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses to rights of "intellectual property" as defined thereunder. Notwithstanding any provision contained herein to the contrary, if a Party (the "Bankrupt Party") is under any proceeding under the Bankruptcy Code and the trustee in bankruptcy of such Party, or such Party, as a debtor in possession, rightfully elects to reject this Agreement, the other Parties that are not Affiliates of the Bankrupt Party may, pursuant to 11 U.S.C.
Section 365(n)(1) and (2), retain any and all rights granted to them hereunder, to the maximum extent permitted by law, subject to the payments specified herein.

         SECTION 17.3. ASSIGNABILITY. AICL and Anam USA shall not assign or delegate this Agreement, or any of AICL's or Anam USA's rights or duties hereunder, directly, indirectly, by operation of law, or otherwise, or in connection with a Change of Control, and any such purported assignment or delegation shall be void, except with the express written permission of Amkor. Without limiting the foregoing, any permitted assigns or successors of the Parties shall be bound by all terms and conditions of this Agreement and this Agreement shall inure to the benefit of such permitted successors or assigns.

         SECTION 17.4. ENTIRE AGREEMENT. The terms and conditions herein contained constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous and contemporaneous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof.

         SECTION 17.5. AMENDMENT. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on any Party unless mutually assented to in writing by all Parties.

         SECTION 17.6. FORCE MAJEURE. No Party shall be liable for delay in performance or failure to perform, in whole or in part, to the extent due to labor dispute, strike, war or act of war, insurrection, riot, civil unrest, act of public enemy, fire, flood, or other acts of God, or the acts of any governmental authority, or other causes beyond the control of such Party. The Party experiencing such cause or delay shall immediately notify the other Parties of the circumstances which may prevent or significantly delay its performance hereunder, and shall use its best efforts to alleviate the effects of such cause or delay.

         SECTION 17.7. EXPORT LAWS. This Agreement is subject to all applicable United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations. No Party shall export or re-export, directly or indirectly, any technical data or semiconductor or other materials in violation of the any U.S. export or similar laws.

         SECTION 17.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THAT STATE'S CHOICE OF LAWS. THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 17.9. NO WAIVER. The failure of a Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by any other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity thereof or a Party's right to enforce each and every such provision thereafter. The express waiver by a Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

         SECTION 17.10. SEVERABILITY. If, for any reason, a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent and economic effect of such provision.

         SECTION 17.11. NOTICES. All notices, requests, demands, waivers, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered by hand or confirmed facsimile transmission; (ii) one day after delivery by receipted overnight delivery; or (iii) four days after being mailed by certified or registered mail, return receipt requested, with postage prepaid to the appropriate address set forth at the beginning of this Agreement or to such other person or address as any Party shall furnish to the other Parties in writing pursuant to the above.

         SECTION 17.12. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         SECTION 17.13. COUNTERPARTS. This Agreement may be executed in counterparts which, taken together, shall constitute one and the same document.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers or representatives to be effective as of the date first above written.


AMKOR TECHNOLOGY, INC.                    ANAM INDUSTRIAL CO., LTD.


By:___________________________________    By:___________________________________
         Name:                                     Name:
         Title:                                    Title:


AMKOR ELECTRONICS, INC.                   ANAM USA, INC.


By:___________________________________    By:___________________________________
         Name:                                     Name:
         Title:                                    Title:


C.I.L. LIMITED


By:_________________________________
         Name:
         Title:

                                TABLE OF CONTENTS

ARTICLE  1.    CONSTRUCTION AND DEFINITIONS.........................................................................-2-
                  Section 1.1.  Construction........................................................................-2-
                  Section 1.2.  Definitions.........................................................................-2-

ARTICLE  2.    MARKETING AND SALES..................................................................................-4-
                  Section 2.1.  Exclusivity.........................................................................-4-
                  Section 2.2.  Amkor and CIL Territorial Division..................................................-4-
                  Section 2.3.  Customer Contracts..................................................................-4-
                  Section 2.4.  Customer Pricing....................................................................-5-

ARTICLE  3.    OPERATION OF FOUNDRY BUSINESS........................................................................-5-
                  Section 3.1.  AICL's General Responsibilities with Respect to Foundry Services....................-5-
                  Section 3.2.  Amkor's and CIL's General Obligations...............................................-5-

ARTICLE  4.    FOUNDRY PRICING......................................................................................-6-
                  Section 4.1.  Foundry Fee.........................................................................-6-
                  Section 4.2.  Additional Non-Recurring Engineering Costs..........................................-6-
                  Section 4.3.  Determination of Foundry Factor.....................................................-6-
                  Section 4.4.  Payment Obligation..................................................................-7-
                  Section 4.5.  Payment Flow........................................................................-7-

ARTICLE  5.    FORECASTS AND ORDER COORDINATION.....................................................................-7-
                  Section 5.1.  Foundry Management Systems..........................................................-7-
                  Section 5.2.  Electronic Data Exchange............................................................-8-
                  Section 5.3.  Customer Forecasts..................................................................-9-
                  Section 5.4.  Order Coordination..................................................................-9-
                  Section 5.5.  Allocation..........................................................................-9-
                  Section 5.6.  TI Agreement........................................................................-9-
                  Section 5.7.  Handling of Customer Materials.....................................................-10-

ARTICLE  6.    SHIPMENTS, PAYMENTS , ETC...........................................................................-10-
                  Section 6.1.  Customer Shipments.................................................................-10-
                  Section 6.2.  Storage............................................................................-10-

ARTICLE  7.    RECORDS, ETC........................................................................................-10-
                  Section 7.1.  Records............................................................................-10-
                  Section 7.2.  Access.............................................................................-11-
                  Section 7.3.  Audit..............................................................................-11-

ARTICLE  8.    CONFIDENTIAL INFORMATION............................................................................-11-
                  Section 8.1.  Confidential Information Exclusions................................................-11-
                  Section 8.2.  Compelled Disclosure...............................................................-11-
                  Section 8.3.  Confidentiality Obligation.........................................................-12-
                  Section 8.4.  Remedies...........................................................................-12-
                  Section 8.5.  No Confidential Information of Other Parties.......................................-12-

ARTICLE  9.    ANAM USA'S RESPONSIBILITIES.........................................................................-12-
                  Section 9.1.  Credit Functions...................................................................-12-

ARTICLE  10.    INTELLECTUAL PROPERTY OWNERSHIP AND LICENSES.......................................................-12-
                  Section 10.1.  Intellectual Property Ownership...................................................-12-
                  Section 10.2.  Licenses..........................................................................-13-
                  Section 10.3.  Intellectual Property Protection..................................................-13-
                  Section 10.4.  Third Party Licenses..............................................................-13-
                  Section 10.5.  Enforcement of Intellectual Property..............................................-14-
                  Section 10.6.  Use of AICL Trademarks............................................................-14-

ARTICLE  11.    RESEARCH AND DEVELOPMENT...........................................................................-14-
                  Section 11.1.  Joint R&D Committee...............................................................-14-
                  Section 11.2.  Coordination......................................................................-15-
                  Section 11.3.  Funding...........................................................................-15-

ARTICLE  12.   WARRANTIES..........................................................................................-15-
                  Section 12.1.  General Warranty..................................................................-15-
                  Section 12.2.  AICL Foundry Services Warranty....................................................-15-
                  Section 12.3.  Remedies..........................................................................-15-
                  Section 12.4.  Intellectual Property Warranty....................................................-16-
                  Section 12.5.  Disclaimers.......................................................................-16-
                  Section 12.6.  No Liens..........................................................................-16-

ARTICLE  13.    INDEMNITIES........................................................................................-16-
                  Section 13.1.  AICL Indemnity....................................................................-16-
                  Section 13.2.  Amkor Indemnity...................................................................-16-
                  Section 13.3.  Limitation........................................................................-17-
                  Section 13.4.  Payments..........................................................................-17-

ARTICLE  14.    LIABILITY LIMITATIONS .............................................................................-17-
                  Section 14.1.  Exclusion of Damages..............................................................-17-
                  Section 14.2.  Failure of Essential Purpose......................................................-17-

ARTICLE  15.    TERM AND TERMINATION...............................................................................-17-


                  Section 15.1.  Term..............................................................................-17-
                  Section 15.2.  Default...........................................................................-17-
                  Section 15.3.  Termination for Insolvency........................................................-18-
                  Section 15.4.  Effect of Termination.............................................................-18-
                  Section 15.5.  Survival..........................................................................-18-

ARTICLE  16.    ARBITRATION .......................................................................................-18-
                  Section 16.1.  Arbitration of Disputes...........................................................-18-
                  Section 16.2.  Initiation of Arbitration.........................................................-19-
                  Section 16.3.  Selection of Arbitrator...........................................................-19-
                  Section 16.4.  Awards ...........................................................................-19-

ARTICLE  17.    MISCELLANEOUS......................................................................................-19-
                  Section 17.1.  Independent Contractors...........................................................-19-
                  Section 17.2.  Bankruptcy........................................................................-19-
                  Section 17.3.  Assignability.....................................................................-19-
                  Section 17.4.  Entire Agreement..................................................................-20-
                  Section 17.5.  Amendment.........................................................................-20-
                  Section 17.6.  Force Majeure.....................................................................-20-
                  Section 17.7.  Export Laws.......................................................................-20-
                  Section 17.8.  Governing Law.....................................................................-20-
                  Section 17.9.  No Waiver ........................................................................-20-
                  Section 17.10.  Severability.....................................................................-20-
                  Section 17.11.  Notices..........................................................................-21-
                  Section 17.12.  Titles and Subtitles.............................................................-21-
                  Section 17.13.  Counterparts.....................................................................-21-

                                FOUNDRY AGREEMENT

                                  by and among


                             AMKOR TECHNOLOGY, INC.;


                            AMKOR ELECTRONICS, INC.;


                            C.I.L. LIMITED (CAYMANS);


                           ANAM INDUSTRIAL CO., LTD.;


                                       and


                                    ANAM USA



                          dated as of November 1, 1997